UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
April 30, 2008
Date of Report (Date of earliest event reported)
PEERLESS MFG. CO.
(Exact Name of Registrant as Specified in Charter)

Texas	001-33453	75-0724417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14651 North Dallas Parkway, Suite 500, Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)
(214) 357-6181
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under Section Act (17 CFT 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On April 30, 2008, Peerless Mfg. Co. completed the acquisition of Nitram Energy, Inc. (“Nitram”). This Form 8-K/A amends the Current Report on Form 8-K dated April 30, 2008 and filed with the Securities and Exchange Commission on May 5, 2008. The sole purpose of this amendment is to provide the historical financial statements of Nitram and the unaudited pro forma financial information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
     The audited financial statements of Nitram as of September 30, 2007 and 2006 and for the years ended September 30, 2007, 2006 and 2005, and the unaudited financial statements as of March 31, 2008 and for the six months ended March 31, 2008 and 2007 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.
     The unaudited pro forma condensed financial information reflecting the acquisition of Nitram as of and for the year ended June 30, 2007 and as of and for the nine months ended March 31, 2008 is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

(c)	Exhibits.

23.1	Consent of Gaines Kriner Elliott LLP

99.1	Consolidated Financial Statements of Nitram Energy, Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS MFG. CO.
Date: June 23, 2008	By:	/s/ Henry G. Schopfer, III
Henry G. Schopfer, III
Chief Financial Officer